                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

         Date of Report (Date of Earliest Event Reported) April 2, 2003

                          Registrant, State of Incorporation, Address of
Commission File           Principal Executive Offices and Telephone                  I.R.S. employer
Number                    Number                                                     Identification Number

1-08788                   SIERRA PACIFIC RESOURCES                                   88-0198358
                          P.O. Box 10100 (6100 Neil Road)
                          Reno, Nevada 89520-0400 (89511)
                          (775) 834-4011

2-28348                   NEVADA POWER COMPANY                                       88-0420104
                          6226 West Sahara Avenue
                          Las Vegas, Nevada 89146
                          (702) 367-5000

                                      None
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

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ITEM 5. OTHER EVENTS

         On April 2, 2003, Sierra Pacific Resources and its wholly-owned subsidiary, Nevada Power Company, filed a complaint in the United States District Court for the District of Nevada against Merrill Lynch & Co., Inc. and Merrill Lynch Capital Services, Inc. (collectively, "Merrill Lynch") and Allegheny Energy, Inc., and Allegheny Energy Supply Company, LLC (collectively, "Allegheny") seeking actual and punitive damages in excess of $850,000,000 and demanding a jury trial for all claims triable by jury. The complaint alleges that the Merrill Lynch defendants engaged in misrepresentation, suppression and concealment, breach of fiduciary duty, wrongful hiring and supervision of Daniel Gordon, and breach of contract and alleges that both Merrill Lynch and Allegheny engaged in intentional interference with contractual and prospective advantage, conspiracy and racketeering (in violation of Nevada Revised Statutes Section 207.470). The complaint also alleges that the improper behavior of Merrill Lynch and Allegheny was the direct and proximate cause of the March 2002 decision by the Public Utilities Commission of Nevada to disallow $180,000,000 of rate adjustments in Nevada Power's deferred energy accounting adjustment rate application. A copy of the complaint is attached to this report as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired

                  Not required

         (b)      Pro forma financial information

                  Not required

         (c)      Exhibits

                  99.1 -Complaint and Jury Demand by Sierra Pacific
                        Resources and Nevada Power Company filed April 2, 2003 in the United States District Court for the District of Nevada against Merrill Lynch & Co., Inc., Merrill Lynch Capital Services, Inc., Allegheny Energy, Inc., and Allegheny Energy Supply Company, LLC.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

                                                   SIERRA PACIFIC RESOURCES
                                                   (Registrant)

Date:  April 3, 2003                        By: /s/ John E. Brown
                                                --------------------------------
                                                   John E. Brown
                                                   Vice President and Controller

                                                   NEVADA POWER COMPANY
                                                   (Registrant)

Date:  April 3, 2003                        By: /s/ John E. Brown
                                                --------------------------------
                                                   John E. Brown
                                                   Vice President and Controller

                                  EXHIBIT INDEX

Exhibit 99.1 - Complaint and Jury Demand by Sierra Pacific Resources and Nevada Power Company filed April 2, 2003 in the United States District Court for the District of Nevada against Merrill Lynch & Co., Inc., Merrill Lynch Capital Services, Inc., Allegheny Energy, Inc., and Allegheny Energy Supply Company, LLC.